Exhibit 99.1

BROCADE CONTACTS
Global Public Relations	Investor Relations
Leslie Davis	Alex Lenke
Tel: 408-333-5260	Tel: 408-333-6758
lmdavis@brocade.com	alenke@brocade.com
Brocade Reports First Quarter Fiscal Year 2008 Results
Continued Operational Execution and Performance;
New DCX Backbone Introduced
SAN JOSE, Calif., Feb. 14 /PRNewswire-FirstCall/ — — Brocade® (Nasdaq: BRCD), the leader in data center networking solutions that help enterprises connect and manage their information, today reported financial results for its first fiscal quarter, which ended January 26, 2008.
Commenting on the Company’s first quarter financial results, Michael Klayko, Brocade CEO, said, “We are pleased with Brocade’s continued operational execution and performance. In the quarter, we recorded top line growth, improvements in our margins, and continued our strong cash flow generation. We extended our market leadership position and launched our new DCX Backbone ahead of schedule in January, which we believe will afford us a strong advantage in the marketplace.”
First Fiscal Quarter 2008 Business Highlights
•	The Company had a record revenue quarter with its enterprise director family, led by strong demand for the Brocade 48000.

•	In addition, Brocade achieved a record quarter in sales of its bladed switch products, which enable SAN connectivity for bladed servers in enterprises.

•	On January 22, Brocade introduced the Brocade DCX™ Backbone, the first in a new class of high-performance data center networking products designed to address the demanding requirements of the evolving data center. The DCX supports up to 8 times the number of virtual servers as competitive products, while delivering 5 times the bandwidth and 10 times the power efficiency of competitive offerings. The DCX has already been recognized with industry awards, winning the top product honors in the Enterprise category at the recent Nikkei ITpro EXPO 2008 in Tokyo, Japan.

•	Two OEM partners have committed to qualify and resell Brocade’s upcoming HBA products. Hitachi Data Systems will be among the first to qualify the Company’s new HBAs, and Fujitsu-Siemens in Europe has stated that they will qualify and include Brocade’s HBA products in certain segments of their server portfolio.

•	Certification Magazine named Brocade Certification Training as the #1 most valuable among all IT certifications worldwide.
Revenues for Q1 08 were $347.8 million, up 55% from the same period a year ago. Reporting on a GAAP basis, net income for Q1 08 was $19.8 million, $0.05 per share diluted. This represents a 38% decrease from GAAP net income of $32.0 million, or $0.08 per share diluted from the prior quarter, which included a one time gain of $11 million.
Non-GAAP net income for Q1 08 was $64.2 million or $0.16 per share diluted. This represents a 3% decrease from non-GAAP net income of $66.5 million, $0.16 per share diluted in Q4 07, reflecting a
Brocade
1745 Technology Dr., San Jose, CA 95110
T. 408.333.8000 F. 408.333.8101
www.brocade.com

sequential increase in the Company’s effective non-GAAP tax rate and a 30% increase from non-GAAP net income of $49.4 million, $0.17 per share diluted in Q1 07. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A detailed reconciliation between GAAP and non-GAAP information is contained in the tables included herein.
Note: Periods prior to Q2 07 referenced in this press release do not include McDATA results.
First Fiscal Quarter 2008 Financial Highlights and Additional Financial Information
•	Q1 08 non-GAAP gross margin was 60.5%, compared to non-GAAP gross margin of 58.5% in Q4 07 and 63.7% in Q1 07.

•	Q1 08 non-GAAP operating margin was 23.8%, compared to non-GAAP operating margin of 23.3% in Q4 07 and 26.1% in Q1 07.

•	In Q1 08, as a percent of total, OEM revenues were 88% and Channel/Direct were 12%. This compares to 85% and 15%, respectively in Q4 07 and 92% and 8%, respectively in Q1 07. Three OEM customers, EMC, HP, and IBM, each accounted for 10% or more of total revenues and together represented approximately 66% of total revenues in Q1 08. The same three customers each accounted for 10% or more of total revenues and together represented approximately 67% of total revenues in Q4 07 and 72% in Q1 07.

•	In Q1 08, as a percent of total, domestic revenue was 62% and international was 38%. This compares to 60% and 40%, respectively in Q4 07 and 59% and 41%, respectively, in Q1 07.

•	Service revenue accounted for 14% of total revenue in Q1 08, compared with 16% of total revenue in Q4 07 and 8% of total revenue in Q1 07.

•	The Company’s total installed base of SAN ports is approximately 16.2 million.

•	Sequential Average Selling Price (ASP) declines were in the low single digits in Q1 08.

•	In Q1 08 net stock-based compensation expense was $8.5 million and has been excluded from the Company’s non-GAAP results.

•	Q1 08 cash flow from operations was $79.2 million, compared to $54.5 million in Q4 07 and $33.3 million in Q1 07.

•	Cash and cash equivalents and investments at the end of Q1 08, net of the Company’s convertible debt, were $614.9 million, compared to $625.8 million at the end of Q4 07 and $631.7 million at the end of Q1 07.

•	In Q1 08, the Company repurchased $80.0 million of its common stock, representing 11.1 million shares, compared with $50.0 million spent in Q4 07 to repurchase 6.6 million shares. As of the end of Q108, the Company had $502 million remaining under its $800 million in total stock buyback authorization.

•	Effective GAAP tax rate in Q1 08 was 62.6%.

•	Day sales outstanding in accounts receivable for Q1 08 were 40 days, compared to 47 days in Q4 07 and 38 days in Q1 07.

•	Q1 08 deferred revenue was $136.6 million, compared to $130.9 million in Q4 07 and $69.2 million in Q1 07.

•	Q1 08 capital expenditures were $17.2 million. This compares to $15.0 million in Q4 07 and $13.4 million in Q1 07.

•	As of January 26, 2008, the Company had 2,457 employees, compared with 2,368 employees as of October 27, 2007 and 1,532 employees as of January 27, 2007.

Non-GAAP Financial Measures
This press release and the related conference call contain non-GAAP financial measures. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.
Management believes that non-GAAP net income and other non-GAAP measures used in this press release allow management to gain a better understanding of the Company’s comparative operating performance from period-to-period and to its competitors’ operating results. Management also believes these non-GAAP measures help indicate the Company’s baseline performance before gains, losses or charges that are considered by management to be outside on-going operating results. Accordingly, management uses these non-GAAP measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP earnings measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•	the ability to better identify trends in the Company’s underlying business and perform related trend analysis;

•	a better understanding of how management plans and measures the Company’s underlying business; and

•	an easier way to compare the Company’s most recent results of operations against investor and analyst financial models.
Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events, or arise outside the ordinary course of our continuing operations. Management believes that it is appropriate to evaluate the Company’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) legal fees associated with indemnification obligations to former employees and other related costs, (ii) acquisition and integration costs, and (iii) gain/loss on sale of investments.
Management also excludes the following non-cash charges in determining non-GAAP net income: (i) stock-based compensation and (ii) amortization of purchased intangible assets. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Further, management believes that excluding stock-based compensation expense allows for a more accurate comparison of our financial results to previous periods during which our equity-based awards were not required to be reflected on our income statement. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both the Company’s newly acquired and long-held businesses.
Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure on non-GAAP net income.
Limitations. These non-GAAP measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering the Company’s GAAP results. The non-GAAP financial measures the Company uses are not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating income, net income and income per share, and should not be considered measures of the Company’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measures reported by other companies.

First Quarter Fiscal 2008 Conference Call and Web Cast Information
Brocade management will host a conference call to discuss first quarter 2008 results on Thursday, February 14, 2008 at 1:30 p.m. Pacific Time. To access the live Web Cast, please visit Brocade’s Website at http://www.brocade.com/investors at least 20 minutes prior to the call to download any necessary audio or plug-in software. A telephone replay will be available approximately two hours after the conference ends and will be available until 12:00 p.m. Pacific Time on February 21, 2008. A replay of the conference call will be available via the Web Cast at http://www.brocade.com/investors for approximately twelve months. To access the replay, please dial 888-203-1112 for domestic access and 719-457-0820 for international callers; the access code for the telephone replay is #1833841.
Cautionary Statement
This press release contains statements that are forward-looking in nature, including statements regarding the Company’s profitability, and product and service offerings for the evolving data center market. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties, which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, the degree of market adoption of the Company’s new product and service offerings; market competition; the effect of changes in IT spending levels; the Company’s ability to anticipate future OEM and end-user product needs and to accurately forecast end-user demand; dependence on strategic partners; and the Company’s ability to manage its business effectively in a rapidly evolving market. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Annual Report on Form 10-K for the fiscal year ended October 27, 2007. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.
About Brocade
Brocade is the leading provider of data center networking solutions that help enterprises connect and manage their information. Organizations that use Brocade products and services are better able to optimize their IT infrastructures and ensure compliant data management. For more information, visit the Brocade Web site at http://www.brocade.com or contact the company at info@brocade.com.
Brocade, Brocade B weave logo, Fabric OS, File Lifecycle Manager, McDATA, MyView, Secure Fabric OS, SilkWorm, and StorageX are registered trademarks and the Brocade B-wing logo and Tapestry are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. FICON is a registered trademark of IBM Corporation in the U.S. and other countries. All other brands, products, or service names are or may be trademarks or service marks of, and are used to identify, products or services of their respective owners.
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BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	January 26,	January 27,
	2008	2007
Net revenues
Product	$297,946	$207,216
Services	49,903	16,940

Total net revenues	347,849	224,156
Cost of revenues
Product	$117,777	$72,311
Services	33,495	10,479

Total cost of revenues	151,272	82,790

Gross margin	196,577	141,366
Operating expenses:
Research and development	58,206	42,391
Sales and marketing	63,174	38,587
General and administrative	12,366	7,404
Legal fees associated with indemnification obligations and other related costs	9,659	5,228
Acquisition and integration costs	—	7,433
Amortization of intangible assets	7,909	910

Total operating expenses	151,314	101,953

Income from operations	45,263	39,413
Interest and other income, net	11,485	7,456
Interest expense	(1,521)	(4)
Loss on investments	(2,225)	—

Income before provision for income taxes	53,002	46,865
Income tax provision	33,157	13,547

Net income	$19,845	$33,318

Net income per share – Basic	$0.05	$0.12

Net income per share – Diluted	$0.05	$0.12

Shares used in per share calculation – Basic	383,194	272,855

Shares used in per share calculation – Diluted	403,279	285,137

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	January 26,	October 27,
	2008	2007
Assets

Current assets:
Cash and cash equivalents	$386,590	$315,755
Short-term investments	267,687	325,846

Total cash, cash equivalents, and short-term investments	654,277	641,601
Marketable equity securities	3,785	14,205
Accounts receivable, net	152,364	175,755
Inventories	15,355	18,017
Prepaid expenses and other current assets	63,892	62,622

Total current assets	889,673	912,200

Long-term investments	124,894	137,524
Property and equipment, net	208,807	204,052
Goodwill	364,650	384,376
Intangible assets, net	253,414	272,652
Other assets	17,357	19,296

Total assets	$1,858,795	$1,930,100

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$78,527	$108,810
Accrued employee compensation	55,881	76,017
Deferred revenue	97,931	94,533
Current liabilities associated with lease losses	11,834	12,807
Purchase commitments	24,132	23,176
Other accrued liabilities	60,911	94,358

Total current liabilities	329,216	409,701

Convertible subordinated debt	168,038	167,498
Non-current liabilities associated with lease losses	24,239	25,742
Non-current liabilities — deferred tax	22,476	22,781
Non-current deferred revenue	38,652	36,344
Other non-current liabilities	42,875	1,376

Stockholders’ equity
Common stock	1,410,041	1,463,169
Accumulated other comprehensive loss	(4,335)	(1,180)
Accumulated deficit	(172,407)	(195,331)

Total stockholders’ equity	1,233,299	1,266,658

Total liabilities and stockholders’ equity	$1,858,795	$1,930,100

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Three Months Ended JANUARY 26, 2008 and JANUARY 27, 2007
(in thousands)
(unaudited)

	Three Months Ended
	January 26,	January 27,
	2008	2007
Cash flows from operating activities:
Net income	$19,845	$33,318
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefit from employee stock plans	(3,925)	(6,314)
Depreciation and amortization	30,888	8,513
Loss on disposal of property and equipment	629	148
Net (gains) losses on investments and marketable equity securities	1,667	—
Non-cash compensation expense	8,472	6,725
Provision for doubtful accounts receivable and sales returns	1,688	127
Changes in operating assets and liabilities:
Accounts receivable	21,702	3,862
Inventories	2,662	(958)
Prepaid expenses and other assets	3,311	(5,091)
Accounts payable	(30,282)	(3,171)
Accrued employee compensation	(16,116)	(14,757)
Deferred revenue	5,706	8,325
Other accrued liabilities	35,430	4,050
Liabilities associated with lease losses	(2,476)	(1,446)

Net cash provided by operating activities	79,201	33,331

Cash flows from investing activities:
Purchases of property and equipment	(17,178)	(13,362)
Purchases of short-term investments	(74,919)	(117,700)
Proceeds from sale of marketable equity securities and equity investments	5,803	—
Proceeds from maturities and sale of short-term investments	177,301	92,603
Purchases of long-term investments	(29,456)	(52,176)
Proceeds from maturities and sale of long-term investments	152	3,697
Cash paid in connection with acquisitions, net of cash acquired	—	(7,706)

Net cash provided by (used in) investing activities	61,703	(94,644)

Cash flows from financing activities:
Common stock repurchases	(80,012)	—
Excess tax benefit from employees stock plans	3,925	6,314
Proceeds from issuance of common stock, net	7,824	30,507

Net cash provided by (used in) financing activities	(68,263)	36,821

Effect of exchange rate fluctuations on cash and cash equivalents	(1,806)	(69)

Net increase (decrease) in cash and cash equivalents	70,835	(24,561)
Cash and cash equivalents, beginning of period	315,755	274,368

Cash and cash equivalents, end of period	$386,590	$249,807

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	January 26,	October 27,	January 27,
	2008	2007	2007
Net income on a GAAP basis	$19,845	$32,020	$33,318

Adjustments:
Stock-based compensation expense included in cost of revenues	2,492	4,065	1,441
Amortization of intangible assets expense included in cost of revenues	11,328	11,328	—

Total gross margin adjustments	13,820	15,393	1,441
Legal fees associated with indemnification obligations and other related costs	9,659	7,811	5,228
Stock-based compensation expense included in research and development	2,625	3,649	1,998
Stock-based compensation expense included in sales and marketing	1,986	3,163	1,386
Stock-based compensation expense included in general and administrative	1,371	1,622	653
Amortization of intangible assets expense included in operating expenses	7,909	7,909	910
Acquisition and integration costs	—	302	7,433

Total operating expense adjustments	23,550	24,456	17,608

Total operating income adjustments	37,370	39,849	19,049
Loss/ (Gain) on investments	1,815	(10,869)	—
Income tax effect of adjustments	5,206	5,518	(2,936)

Non-GAAP net income	$64,236	$66,518	$49,431

Non-GAAP net income per share – Basic	$0.17	$0.17	$0.18

Non-GAAP net income per share – Diluted	$0.16	$0.16	$0.17

Shares used in non-GAAP per share calculation – Basic	383,194	387,400	272,855

Shares used in non-GAAP per share calculation – Diluted	403,279	408,844	285,137

See explanation of non-GAAP information included herein.